Exhibit 10.1

EXECUTION COPY

SEVENTH AMENDMENT TO CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT, dated as of March 1, 2011 (this “Amendment” or this “Seventh Amendment”), among Mitel Networks, Inc. (“MNI”), Mitel US Holdings, Inc. (“Holdings”), Mitel (Delaware), Inc. (formerly known as Inter-Tel (Delaware), Incorporated) (together with MNI and Holdings, each, a “U.S. Borrower” and collectively, the “U.S. Borrowers”), Mitel Networks Corporation (the “Canadian Borrower” and together with the U.S. Borrowers, each a “Borrower” and collectively, the “Borrowers”), the various financial institutions and other Persons (including Canadian Facility Lenders acting through their U.S. branches, agencies or Affiliates (each as defined in the Credit Agreement referred to below)) listed on the signature pages hereof (each a “Lender” and collectively, the “Lenders”), and Wilmington Trust FSB (as successor in interest to Morgan Stanley Senior Funding, Inc.), as the U.S. Administrative Agent (in such capacity, the “U.S. Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders, the U.S. Administrative Agent, Wilmington Trust FSB, as the Collateral Agent (in such capacity, the “Collateral Agent”), Wilmington Trust FSB, as Canadian Administrative Agent (in such capacity, the “Canadian Administrative Agent”), among others, are all parties to the First Lien Credit Agreement, dated as of August 16, 2007 (as amended or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment and as further amended or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers have requested that the Lenders amend certain provisions of the Existing Credit Agreement, including amendment of certain dates set forth in the leverage ratio covenant (Section 7.2.4(a)) of the Existing Credit Agreement, and the Required Lenders are willing to agree to such amendments; and

WHEREAS, in connection with the aforementioned amendment, Borrowers intend to make a prepayment of the Term Loans of $25,000,000, subject to the terms and conditions contained herein;

NOW, THEREFORE, the parties hereto covenant and agree as follows:

SECTION 1.1. Defined Terms Generally. Unless otherwise defined herein, capitalized terms used herein have the meanings provided therefore in the Existing Credit Agreement.

SECTION 1.2. Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Amendment” and “Seventh Amendment” are defined in the preamble.

“Borrower” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“Existing Credit Agreement” is defined in the first recital.

“Seventh Amendment Effective Date” is defined in Article III.

ARTICLE II

AMENDMENTS TO EXISTING CREDIT AGREEMENT

SECTION 2.1. The Existing Credit Agreement is hereby amended as follows:

SECTION 2.1.1. Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:

“Seventh Amendment” means the Seventh Amendment to the Credit Agreement, dated as of March 1, 2011, among the Borrowers and the Lenders party thereto.

“Seventh Amendment Effective Date” means the Seventh Amendment Effective Date as that term is defined in the Seventh Amendment.

SECTION 2.1.2. Clause (a) of Section 7.2.4 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a) The Parent will not permit the Leverage Ratio for any period ending on the last day of any Fiscal Quarter set forth below to be greater than the ratio set forth opposite such Fiscal Quarter:

Fiscal Quarter Ending	Ratio
January 31, 2009	7.10:1.00
April 30, 2009	6.50:1.00
July 31, 2009	5.50:1.00
October 31, 2009	5.20:1.00
January 31, 2010	5.00:1.00
April 30, 2010	4.80:1.00
July 31, 2010	4.60:1.00
October 31, 2010	4.30:1.00
January 31, 2011	4.10:1.00
April 30, 2011	4.10:1.00
July 31, 2011	4.10:1.00
October 31, 2011	4.10:1.00
January 31, 2012	3.90:1.00
April 30, 2012	3.60:1.00
July 31, 2012	3.40:1.00
October 31, 2012	3.20:1.00
January 31, 2013	2.90:1.00
April 30, 2013	2.60:1.00
July 31, 2013	2.40:1.00
October 31, 2013	2.20:1.00
January 31, 2014 and thereafter	2.00:1.00

ARTICLE III

LOAN PREPAYMENT

SECTION 3.1. Loan Prepayment. On the date hereof, the Borrowers shall make a prepayment of the Term Loans of not less than US$25,000,000, payable by wire transfer in immediately available funds to an account specified by the U.S. Administrative Agent (the “Designated Prepayment”). The Designated Prepayment shall be treated as a voluntary prepayment of the Term Loans made under Section 3.1.1(a)(i) of the Credit Agreement, except that the prior written notice required thereunder is hereby waived. Notwithstanding any provision herein or in the Credit Agreement to the contrary, the Designated Prepayment shall not reduce the amount payable by any of the Borrowers with respect to any current or future mandatory prepayment required under Section 3.1.1 of the Credit Agreement.

ARTICLE IV

CONDITIONS TO EFFECTIVENESS

SECTION 4.1. Conditions to Effectiveness. This Amendment shall become effective upon the prior or simultaneous satisfaction of each of the following conditions in a manner reasonably satisfactory to the Administrative Agent (the date when all such conditions are so satisfied being the “Seventh Amendment Effective Date”):

SECTION 4.1.1. Designated Prepayment. The Borrowers shall have made the Designated Prepayment in accordance with Section 3.1 above.

SECTION 4.1.2. Consent Fee. The Borrowers shall have paid to the U.S. Administrative Agent for the account of each Lender that executes and delivers the Amendment by 4:00 p.m., New York City time, on March 1, 2011, a consent fee in an amount equal to 0.50% of each such Lender’s Total Exposure Amount on such date.

SECTION 4.1.3. Counterparts. The Administrative Agent shall have received counterparts to this Amendment, executed by the Borrowers and the Required Lenders.

SECTION 4.1.4. Certificate of Authorized Officer. The Borrowers shall have delivered certificates of Authorized Officers, solely in their capacity as Authorized Officers of the Borrowers, certifying that, both immediately before and after giving effect to the this Amendment on the Seventh Amendment Effective Date, the statements set forth in Article IV hereof are true and correct.

SECTION 4.1.5. Obligor Acknowledgment and Consent. The Parent and each Obligor (other than the Borrowers) shall execute and deliver an Acknowledgment and Consent in substantially the form of Annex I hereto.

SECTION 4.1.6. Legal Matters. All legal matters incident to this Amendment shall be satisfactory to the U.S. Administrative Agent and its counsel.

SECTION 4.1.7. Payment of Expenses. The Borrowers shall have paid all reasonable fees, costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment and the administration of the Credit Agreement, including without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

To induce the Lenders to enter into this Amendment, the Borrowers represent and warrant to the Lenders as set forth below:

SECTION 5.1. Representations and Warranties, No Event of Default. The representations and warranties contained herein, in Article VI of the Credit Agreement and in each other Loan Document, certificate or other writing delivered by or on behalf of any Obligor to any Secured Party on or prior to the Seventh Amendment Effective Date are true and correct in all material respects on and as of such date as though made on and as of such date (except that any representation and warranty expressly made as of a specific date shall be true and correct only as of such specific date), and no Default or Event of Default shall have occurred, assuming effectiveness of this Amendment, and be continuing on the Seventh Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

SECTION 5.2. Due Authorization, Non-Contravention, etc. The execution, delivery and performance by each Obligor of this Amendment, the Credit Agreement as amended hereby and each Loan Document executed or to be executed by it are in each case within such Person’s powers, have been duly authorized by all necessary action, and do not (a) contravene any (i) Obligor’s Organic Documents, (ii) court decree or order binding on or affecting any Obligor or (iii) law or governmental regulation binding on or affecting any Obligor; or (b) result in (i) or require the creation or imposition of any Lien on any Obligor’s properties (except as permitted by the Credit Agreement) or (ii) a default under any material contractual restriction binding on or affecting any Obligor.

SECTION 5.3. Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person (other than those that have been, or on the Seventh Amendment Effective Date will be, duly obtained or made and which are, or on the Seventh Amendment Effective Date will be, in full force and effect) is required for the consummation of this Amendment or the Credit Agreement as amended hereby or the due execution, delivery or performance by any Obligor of this Amendment, the Credit Agreement as amended hereby or any Loan Document to which it is a party.

SECTION 5.4. Validity, etc. This Amendment, the Credit Agreement (as amended hereby) and each Loan Document to which any Obligor is a party constitutes the legal, valid and binding obligations of such Obligor, enforceable against such Obligor in accordance with their respective terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by principles of equity).

ARTICLE VI

CONTINUED EFFECTIVENESS OF CREDIT AGREEMENT

SECTION 6.1. Continued Effectiveness of Credit Agreement. Each Borrower hereby (a) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Seventh Amendment Effective Date all references in any such Loan Document to the “Credit

Agreement,” “thereto,” “thereof,” “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, and (b) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent, or grant to the Collateral Agent, a Lien on any collateral as security for the Obligations of the Borrowers from time to time existing in respect of the Credit Agreement and the Loan Documents, such pledge, assignment and/or grant of a Lien is ratified and confirmed in all respects.

ARTICLE VII

MISCELLANEOUS

SECTION 7.1. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be an original and all of which shall constitute together one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile (or other electronic transmission) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7.2. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.

SECTION 7.3. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

SECTION 7.4. Loan Document Pursuant to Credit Agreement. This Amendment constitutes a “Loan Document” under the Credit Agreement. Accordingly, it shall be an Event of Default under the Credit Agreement if (a) any representation or warranty made by an Obligor under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (b) an Obligor shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

SECTION 7.5. No Waiver. Except as expressly set forth herein, this Amendment is not, and shall not be deemed to be, a waiver of or consent to any Event of Default, event with which the giving of notice or lapse of time or both may result in an Event of Default, or other non-compliance now existing or hereafter arising under the Credit Agreement and the other Loan Documents.

SECTION 7.6. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 7.7. Fees and Expenses. The Borrowers shall pay on demand all out-of-pocket costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment, including without limitation, the reasonable fees and expenses and other reasonable charges of legal counsel to the Agents.

SECTION 7.8. WAIVER OF JURY TRIAL. EACH ADMINISTRATIVE AGENT, EACH LENDER, EACH ISSUER AND EACH BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION

BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, EACH LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF SUCH ADMINISTRATIVE AGENT, SUCH LENDER, SUCH ISSUER OR SUCH BORROWER IN CONNECTION THEREWITH. EACH BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH ADMINISTRATIVE AGENT, EACH LENDER AND EACH ISSUER ENTERING INTO THE LOAN DOCUMENTS. EACH PARTY HERETO CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Seventh Amendment as of the date first above written.

MITEL NETWORKS CORPORATION

By:
Name: Title:

MITEL NETWORKS, INC.

By:
Name: Title:

MITEL US HOLDINGS, INC.

By:
Name: Title:

MITEL (DELAWARE), INC.

By:
Name: Title:

Seventh Amendment to First Lien Credit Agreement

WILMINGTON TRUST FSB, as the U.S. Administrative Agent and a Lender

By:
Name: Title:

Seventh Amendment to First Lien Credit Agreement

[OTHER LENDERS]

By:
Name: Title:

Seventh Amendment to First Lien Credit Agreement

ANNEX I

ACKNOWLEDGEMENT AND CONSENT

Form of Acknowledgment and Consent

Reference is made to the Credit Agreement, dated as of August 16, 2007 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), among Mitel Networks, Inc. (“MNI”), Mitel US Holdings, Inc. (“Holdings”), and Mitel (Delaware), Inc. (formerly known as Inter-Tel (Delaware), Incorporated) (“MDI”, and together with MNI, and Holdings, each, a “U.S. Borrower” and collectively, the “U.S. Borrowers”), Mitel Networks Corporation (the “Canadian Borrower” and together with the U.S. Borrowers, each a “Borrower” and collectively, the “Borrowers”), the various financial institutions and other Persons (including Canadian Facility Lenders acting through their U.S. branches, agencies or Affiliates) listed on the signature pages hereof (each a “Lender” and collectively, the “Lenders”), Wilmington Trust FSB, as the U.S. Administrative Agent, the Canadian Administrative Agent and the Collateral Agent thereunder (as successor in interest to Morgan Stanley Senior Funding, Inc., Morgan Stanley Senior Funding (Nova Scotia) Co. and Morgan Stanley & Co. Incorporated), and the other agents party thereto, and (ii) the Seventh Amendment to Credit Agreement, dated as of March 1, 2011 (the “Seventh Amendment”; the Existing Credit Agreement as subsequently amended or otherwise modified, including pursuant to the Seventh Amendment, being herein referred to as the “Credit Agreement”). Unless otherwise defined herein, capitalized terms used herein shall have the same meanings given thereto in the Credit Agreement.

Each of the undersigned hereby agrees, certifies, represents and warrants as follows:

(a) It is a Guarantor and a party to one or more Loan Documents.

(b) It acknowledges and consents to the terms of, and the execution, delivery and performance by the Borrowers of, the Seventh Amendment.

(c) It hereby reaffirms, as of the Seventh Amendment Effective Date, that immediately after giving effect to the Seventh Amendment, each of the following remain in full force and effect: (i) the covenants and agreements made by it and contained in each Loan Document to which it is a party, (ii) with respect to the Guaranty to which it is party, its guarantee of payment of the Obligations pursuant to the terms of such Guaranty, and (iii) with respect to each Security Agreement, Mortgage or any other security or collateral document to which it is a party, its pledges and other grants of Liens in respect of the Obligations pursuant to the terms of any such Loan Document.

(d) It hereby represents and warrants, as of the Seventh Amendment Effective Date, that immediately after giving effect to the Seventh Amendment, each Loan Document to which it is a party continues to be a legal, valid and binding obligation of such Guarantor, enforceable against such party in accordance with its terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

[ACKNOWLEDGEMENT – SEVENTH AMENDMENT TO FIRST LIEN CREDIT AGREEMENT]

(e) It hereby represents and warrants, as of the Seventh Amendment Effective Date, that both before and after giving effect to the Seventh Amendment, the representations and warranties set forth in each Loan Document to which it is a party are, in each case, true and correct (i) in the case of representations and warranties not qualified by references to “materiality” or a Material Adverse Effect, in all material respects and (ii) otherwise, in all respects, in each case with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

[Signature Page Follows]

[ACKNOWLEDGEMENT – SEVENTH AMENDMENT TO FIRST LIEN CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Acknowledgement and Consent as of the              day of                         , 2011.

INTER-TEL LAKE LIMITED

By:
Name: Title:

LAKE COMMUNICATIONS LIMITED

By:
Name: Title:

[ACKNOWLEDGEMENT – SEVENTH AMENDMENT TO FIRST LIEN CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Acknowledgement and Consent as of the              day of                         , 2011.

MITEL NETSOLUTIONS, INC.

By:
Name: Title:

MITEL TECHNOLOGIES, INC.

By:
Name: Title:

MITEL LEASING, INC.

By:
Name: Title:

[ACKNOWLEDGEMENT – SEVENTH AMENDMENT TO FIRST LIEN CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Acknowledgement and Consent as of the              day of                         , 2011.

MITEL NETWORKS LIMITED

By:
Name: Title:

MITEL NETWORKS HOLDINGS LIMITED

By:
Name: Title:

INTER-TEL EUROPE LIMITED

By:
Name: Title:

SWAN SOLUTIONS LIMITED

By:
Name: Title:

[ACKNOWLEDGEMENT – SEVENTH AMENDMENT TO FIRST LIEN CREDIT AGREEMENT]